Supplement dated August 26, 2026
to the Prospectus and Summary Prospectus, each as supplemented as applicable, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Small Cap Value Discovery Fund	9/1/2025
Effective immediately, the following changes are hereby made to the Fund's prospectus.
The information under the heading “Fund Management” in the “Summary of the Fund” section of the Prospectus and Summary Prospectus is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Jeremy Javidi, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2005
The rest of the section remains the same.
The information under the heading “Portfolio Managers” in the “More Information About the Fund - Primary Service Provider Contracts” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.
Portfolio Management	Title	Role with Fund	Managed Fund Since
Jeremy Javidi, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2005
Mr. Javidi joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Javidi began his investment career in 2000 and earned a B.A. in quantitative economics and a B.S. in mechanical engineering from Tufts University, and an M.S. in applied business analytics from American Public University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP287_04_003_(08/26)